SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 August 8, 2002
                Date of Report (Date of earliest event reported)

                             US AIRWAYS GROUP, INC.
                        (Commission file number: 1-8444)

                                       and

                                US AIRWAYS, INC.
                        (Commission file number: 1-8442)

           (Exact names of registrants as specified in their charters)


            Delaware                  US Airways Group, Inc. 54-1194634
     (State of incorporation          US Airways, Inc. 53-0218143
     of both registrants)             (I.R.S. Employer Identification Nos.)


                             US Airways Group, Inc.
                     2345 Crystal Drive, Arlington, VA 22227
                    (Address of principal executive offices)
                                 (703) 872-7000
              (Registrant's telephone number, including area code)


                                US Airways, Inc.
                     2345 Crystal Drive, Arlington, VA 22227
                    (Address of principal executive offices)
                                 (703) 872-7000
              (Registrant's telephone number, including area code)



Item 5.  Other Events.

         On August 8, 2002, US Airways, Inc. held a meeting of its public bondholders in New York. The information contained in the slide presentation to the attendees is reproduced below.


SLIDE 1

Cover Slide

[Graphic] US Airways Logo

US Airways

Public Debt Holders
Financial Restructuring Presentation

New York, New York
August 8, 2002


SLIDE 2

Certain information contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 which is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside the Company's control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: results of the Company's restructuring efforts; costs related to the Company's compliance with governmental requirements imposed as a result of the September 11, 2001 terrorist attacks and the Company's response to the effect of such attacks; labor and competitive responses to the steps taken by the Company as a result of such attacks; demand for transportation in the markets in which the Company operates in light of such attacks; economic conditions; labor costs; financing costs; aviation fuel costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation and regulation; consumer perceptions of the Company's products; and other risks and uncertainties listed from time to time in the Company's reports to the SEC. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.


SLIDE 3

Restructuring Plan Summary


                                   Current Situation                  Restructuring Plan
Strategic Position                 o   #1 Carrier East of the         o   #1 Carrier East of the
                                       Mississippi                        Mississippi

Costs                              o   Highest Unit Costs             o   Competitive Cost Structure

Business Rightsizing               o   30+ Excess Units               o   Right-Sized Units And Shell Size
                                   o   70 Current RJs                 o   400+ 35-90 Seat RJs

Alliances                          o   No Alliance                    o   Domestic & International Alliance

Revenue Plan                       o   Limited Ability To React       o   Fully Competitive
                                       To Threats

Financials                         o   Negative Cash Flow             o   Positive Cash Flow and
                                       and Weak Liquidity                 Reduced Leverage
                                   o   Unsustainable Loses            o   Targeting 7+% Pre-Tax Margins
                                                                          20+% EBITDAR Margins


SLIDE 4

[Graphic] US Airways Logo

US Airways

Current Situation


SLIDE 5

YTD Financial Results
 ($ Millions)

Losses through the first half of 2002 reflect weak revenue environment


                                                                                Year to Date
                                    1Q 02            2Q 02             2002             2001              %
                                                                                                          B/(W)

Revenues                             $1,709           $1,903           $3,612            $4,734          (23.7)%

Expenses                              2,079            2,078            4,157             4,942           18.9%

Op Income                            $ (370)          $ (175)          $ (545)           $ (208)        (162.0)%

Non-Op Income/(Exp)                     (65)             (84)             (149)             (91)         (63.7)%

Pretax Income                        $ (435)          $ (259)          $  (694)          $ (299)        (132.1)%

Net Income                           $ (269)          $ (248)          $  (517)          $ (195)        (165.0)%


SLIDE 6

September 11 Revenue Impact

Passenger Revenues Dropped Dramatically After 9/11

[Graphic] Two Graphs with 9 bars in each

First Graph, entitled US Airways, showing a 27.5% decline year over year in passenger revenue in 1st Quarter 2002.

Second Graph, entitled Industry, showing a 21.9% decline year over year in passenger revenue in 1st Quarter 2002.

Source: Company Press Releases, Excluding Extraordinary Charges

Industry includes: American/TWA, Continental, Delta, Northwest, United, Alaska, Southwest, AirTran


SLIDE 7

[Graphic] US Airways Logo

US Airways

Historical Perspective


SLIDE 8

US Airways Profitability

1999 Was US Airways' Last Profitable Year Based on Recurring Earnings

[Graphic] Graph showing Pretax Profit/(Loss) from 1992 through 2001.

Note: US Airways Group Consolidated, 1999 includes a one-time gain of $274M from the sale of Galileo and Equant.


SLIDE 9

Revenue Reduction

2002 Domestic Industry Revenue Is Expected To Be Flat With 1998s

[Graphic] Graph showing Domestic Industry Revenues ($ Billions) and ASMs (Billions).

Revenue ($ Bil)

Bar 1             1998, $64
Bar 2             1999, $67
Bar 3             2000, $74
Bar 4             2001, $63
Bar 5             2002 (E), $63

Line graph        ASMs: showing peak in 2000.

Domestic Industry Revenue ($ Billions)

*US Airways Company Estimate


SLIDE 10

RJ Incursion

East Coast Competitive RJ Capacity Has Grown By 486% Between 1998 And 2002

                           Increased RJ Incursion...

                                                                   Total %
                                1998             2002              Increase
ASMs (Mil)                      80               469               486%
Cities Served
East of Mississippi             76               113               49%
with RJs


SLIDE 11

Low-Cost Carriers

Low-Cost Carriers Now Have More East Coast Capacity Than US Airways And Overlap 40% Of US Airways' Revenues

[Graphic] Two Bar Graphs

Graph 1
Capacity Shares-Eastern U.S.

1998
Bar 1             Low Cost, 10.7%
Bar 2             US Airways, 21.9%

2002
Bar 1             Low Cost, 19.4%
Bar 2             US Airways, 18.0%

Graph 2
US Airways Revenue Exposed To Low-Cost Carriers

Bar 1             1998, 24%
Bar 2             2002, 40%

Note: Markets where Low Cost Carriers have at least 3% of share. Low Cost Carriers Include WN, B6, FL, HP, JI, TZ, NK, NJ, F9.


SLIDE 12

Cost per ASM

US Airways' Unit Costs Also Increased Between 1998 and 2001

[Graphic] Graph showing Total Mainline Cost Per Available Seat Mile ("ASM")

Bar 1             1998, 12.54(cent)
Bar 2             2001*, 13.26(cent)


Total Mainline Cost Per Available Seat Mile ("ASM")

*12 Months Ended Q2'01


SLIDE 13

High Cost Structure

US Airways' Has A Significant Labor Cost Gap versus Big 5 Airlines

[Graphic] Comparing US Airways to the Big 5 Airlines, Graph shows Labor Expenses as % of Revenues from 1998 to 2001

Line 1            US Airways, 39.0% to 52.0%
Line 2            Big 5 [charted, but not defined]


Note: Mainline Figures, Total Revenue Excluding Transport-Related Revenue


SLIDE 14

Pre-September 11 Profitability

Historic Profitability Was Eroded By Competitive Pressures, Economic Trends And Rising Costs

o        Competitive Pressures
         -Increased Competition From Regional Jets
         -Increased Competition From Low-Cost Carriers
o        Economic Trends
         -High Fuel Prices in 2000
         -Economic Slowdown in Late 2000 / 2001
o        Rising Costs
         -Labor Cost Increases Affecting Major Carriers and US Airways


SLIDE 15

United Airlines Merger

The Proposed United Airlines Merger Would Have Addressed These Issues By Adding US Airways To A Global Network


o February 2000: US Airways Entered Into Discussions with UAL Regarding A Proposed Merger

o May 2000: UAL Entered Into A Merger Agreement To Acquire US Airways For $60 per Share

o        July 2001: Merger Agreement Was Terminated

During The Merger Period, US Airways
Was Precluded From Restructuring
As A Stand-Alone Carrier


SLIDE 16

August 15, 2001 Business Plan

Following Merger Termination, US Airways
Embarked On A Stand-Alone Restructuring Plan ($ Millions)

[Graphic] Bar Graph with 5 bars

"Near Term"
Bar 1             200 Pretax Loss, $(223)
Bar 2             Phase 1 Initiatives, $216

"Next Few Years"
Bar 3             Additional RJs, $366
Bar 4             Low Labor Costs, $750+
Bar 5             Competitive Pressures, $500+


SLIDE 17

September 11

The Events Of September 11 Caused A Liquidity Crisis And US Airways Reacted Forcefully

o        Grounded 111 Aircraft
o        Furloughed Over 11,000 Employees
o        Closed Four Reservations Centers
o        Restructured Aircraft Maintenance Operations
o        Outsourced All Engine Maintenance
o        Brought In New Management Team


SLIDE 18

September 11

US Airways Was Affected
Disproportionately By September 11

o        Impact on DCA

o        Short-haul Customers Switching to Trains and Automobiles

o        Reduction in High Yield Business Travel


SLIDE 19

[Graphic] US Airways Logo

US AIRWAYS

Strategic Vision and Restructuring Plan


SLIDE 20

A Competitive Cost Structure And Strengthened Balance Sheet Are Our Keys To Success

o        Defend Our Franchise
         -PIT, CLT, PHL
         -DCA, LGA, BOS
o        Preserve Our Assets
         -Our People
         -Our Customers
o        Grow Our Business
         -Alliances
         -Regional Jets


SLIDE 21

PIT, PHL, CLT, LGA, DCA and BOS Make US Airways The Largest Intra-East Coast Carrier (Intra-East Passenger Shares for YE 2Q 2001)

[Graphic] Map of East Coast States showing airports PIT, PHL, CLT, LGA, DCA and BOS

[Graphic] Bar Graph, eight bars, entitled Intra-East Industry Rev $10.4 Bil

Bar 1             US, 35%
Bar 2             DL, 28%
Bar 3             CO, 8%
Bar 4             WN, 7%
Bar 5             AA, 4%
Bar 6             FL, 4%
Bar 7             JI, 3%
Bar 8             UA, 2%

Source: DOT Databank 1A / Superset


SLIDE 22

We Are #1 or #2 In 77% of The 140 Airports Served By US In This Region

US Airways Passenger Share
To All Destinations
#1 in 70 Cities (50%)
#2 in 38 Cities (27%)

#1 or #2 in 77% of Cities Served

[Graphic] Map of Eastern half of the United States showing the 140 Airports

....With Over 4.5M Active Frequent Fliers

Note: Airports Served by US to Domestic US, Canada, and SJU/STT/STX Source:
Databank 1A/Superset Year Ended 2Q01


SLIDE 23

At Our Key Stations, We Hold A Dominant Position Relative To The
Competition

[Graphic] Bar Graph, six bars showing US % Daily Seats for six airports-
June 2002

Bar 1             CLT, 90%, Rank #1
Bar 2             PIT, 87%, Rank #1
Bar 3             PHL, 67%, Rank #1
Bar 4             DCA, 37%, Rank #1
Bar 5             LGA, 25%, Rank #1
Bar 6             BOS, 19%, Rank #3

(% Dly Seats)
Source: OAG June 2002


SLIDE 24

US Airways Has Attractive International Assets

[Graphic] Pie Chart, entitled Caribbean Capacity Share

Section 1         DL, 2%
Section 2         CO, 14%
Section 3         US, 24%
Section 4         OA, 14%
Section 5         AA/TW, 45%

[Graphic] Map of Eastern United States, showing Transatlantic Route Network for PIT, PHL, CLT

PIT
London
Paris
Frankfurt

PHL
Manchester
Amsterdam
Rome
London
Paris
Madrid
Frankfurt
Munich

CLT
London
Frankfurt

Source: OAG, Spring 2002


SLIDE 25

The Key Elements Of The Restructuring
Plan Include:

Increase Revenue       RJ Deployment - Addition Of Regional Jets, Bringing
                       The Total
                       RJ Fleet To Approximately 400 units
                       Alliances - Execution Of Both Domestic And
                       International Code
                       Sharing Alliance
                       Optimize Our Core - Schedule, Pricing and Marketing
                       Improvements

Lower Cost             New Cost Structure - A Total Of $1.2 to $1.3 Billion
                       In Annual Cost Reductions From All Major
                       Stakeholders

Liquidity              ATSB Loan - Successfully Complete Requirements for ATSB
                       Loan Gtee In Connection with $1 Billion Loan


SLIDE 26

Key Component of US Airways'
Profit Improvement is Reduced Costs

[Graphic] Showing the Profit Improvement for US Airways After Restructuring is Complete

Before Restructuring

$(1.3 B) Deficit

$600 M Pretax Profit Required

$1.9 B Shortfall

After Restructuring

$600 M Revenue

$1.3 B Cost

$1.9 B Improvement

SLIDE 27

Revenue Enhancements

o        Optimize route network

o        Deploy regional jets

o        Implement domestic and international alliance


SLIDE 28

In The Long Run, PHL Can Work Similarly To EWR Due To Strong Local Market

                                    CO at EWR                 US at PHL
Local Origin Rev                    $2.8                      $1.7
(Annual $Bil., N. America)

Jet N/S                             211                       220

Express N/S                         114                       172

Cities Served                       119                       106

Int'l Destinations                  46                        24

Seat Share                          59%                       67%

Local Rev Share                     62%                       56%
(N. America)

[Graphic] Map of Eastern United States Showing US at PHL

Source: June 2002 OAG Schedules; YE2Q01 DB1A Marketsize


SLIDE 29

Caribbean Continues To Produce Positive Financial Results And Will Remain Relatively Unchanged

                                            2002              2003
                                            ----              ----
Destination                                 16                20

Peak Weekly Round Trips                     182               241

[Graphic] Map Showing Eastern United States and Airports LGA, PHL, PIT, DCA and CLT with the Caribbean routes that are served from each airport.


SLIDE 30

RJs Will Solidify Hub Structure By Penetrating New Markets...

[Graphic] Map of Eastern United States showing pentration of new markets by "hub" airports: LGA, PHL, DCA, PIT and CLT.

....RJs Will Begin To Overfly OA Hubs Into Long, "Thin" Markets


SLIDE 31

Alliance

The United Airlines Alliance Will Leverage US Airways' East Coast Position

o An Alliance with United Airlines Will Bring Significant Improved Service to the Traveling Public
o        Value to Consumer Created By:
         -        Connectivity" to New Markets
         -        "Presence" in More Cities
         -        Frequent Flyer Program
o        Thereby Improving Financial Results of US Airways:
         -        Higher Load Factor
         -        More Business Traffic


SLIDE 32

Cost Restructuring

o         Headcount and Labor Rates

o         Vendor Costs

o         Fleet Size and Ownership Costs

o         Operations Reengineering


SLIDE 33

Achieving Competitive Cost Structure Requires
$1.2-1.3 Billion In Annual Savings
(in millions)

o        Labor/Management & Affiliates                            $ 900 Mn
o        Lenders/Lessors/Other Stakeholders               $ 300 - $ 400 Mn

TOTAL ANNUAL SAVINGS (EST.)                                       $ 1.2-1.3 Bn

Savings Must Be Sustained Over ATSB Loan Term


SLIDE 34

[Graphic] US Airways Logo

US AIRWAYS

Fleet Restructuring


SLIDE 35

US Airways Current Fleet
(As of: June 30, 2002)


Mainline Jet Aircraft Fleet
          A320 Family                                 118
          A330-300                                    9
          B737-300                                    85
          B737-400                                    54
          B757-200                                    34
          B767-200ER                                  11
          Parked Aircraft (F100, MD80, B737-200)      46
          Total Mainline                              357

Turboprop Fleet
         DH-100                                       84
         DH-200                                       19
         DH-300                                       15
         Do328    30                                  30
Total Turboprop                                       148

TOTAL FLEET                                           505


SLIDE 36

US Airways Aircraft Obligations

[Graphic] Flow Chart

Leased $4.1 Bn             $2.2 Bn to Public Debt
                           $0.6 Bn to Equity Leveraged Leases
                           $0.8 Bn to Single Investor Leases
                           $0.5 Bn to Private Debt

Mortgaged $3.6 Bn          $1.9 Bn to Public Debt
                           $1.7 Bn to Private Debt


SLIDE 37

New Cost Structure

Reductions in Aircraft Ownership Costs

o        Parked Aircraft (F100, MD-80, B737-200)
         -    Eliminate parked aircraft from fleet
         -    Restructure obligations related to parked aircraft

o        Mainline Aircraft (B737-300/400, B757-200, B767-200)
         -    Reduce lease obligations to competitive capital costs
         -    Reduce debt obligations to current appraised values

o        Express Aircraft (Dash 8, Do 328)
         -    Eliminate surplus aircraft from fleet and restructure obligations
         -    Reduce lease obligations to appropriate rental rates


SLIDE 38

Aircraft Supply

Pre-September 11th
Parked Aircraft Worldwide
(Commercial Jet Aircraft)

1,401 aircraft were parked prior to September 11th

[Graphic] Bar Graph showing number ROW and USA aircraft parked prior to September 11th

Bar 1             ROW, 717
Bar 2             USA, 684

Source: Avsoft


SLIDE 39

Aircraft Supply

Domestic Aircraft Parked/Retired Due to September 11th Terrorist Attacks

347 aircraft parked in the United States as a result of September 11th

[Graphic] Bar Graph with nine bars showing the number of aircraft (by type) parked after September 11th

Bar 1             727, 101 aircraft
Bar 2             737, 64 aircraft
Bar 3             737NG, 12 aircraft
Bar 4             DC10, 25 aircraft
Bar 5             MD80, 60 aircraft
Bar 6             CRJ, 24 aircraft
Bar 7             ATR42, 6 aircraft
Bar 8             EMB120, 11 aircraft
Bar 9             F100, 44 aircraft

Source: Avsoft


SLIDE 40

Aircraft Supply

Post-September 11th
Parked Aircraft Worldwide
(Commercial Jet Aircraft)

44.5 %  increase in the number of parked aircraft

[Graphic] Bar Graph with 4 bars comparing the number of parked ROW and USA aircraft Pre- Sept. 11 and as of July 2002

Pre-Sept. 11

Bar 1             ROW, 717
Bar 2             USA, 684

TOTAL             1,401

Jul-02

Bar 3             ROW, 874
Bar 4             USA, 1,164

TOTAL             2,038

Source: Avsoft


SLIDE 41

Aircraft Supply

Current Market Conditions

o        2,038 aircraft in storage as of July 2002
o        Various airlines have also ceased operations


                                    Narrowbody                Widebody                  Total

Swissair (October 2001)                     41                   34                     75
Sabena (November 2001)                      66                   12                     78
Ansett (February 2002)                      57                   13                     70
Midway (July 2002)                          6                    -                      6
Vanguard (July 2002)                        18                   -                      18


o Unfavorable market conditions exist across all sectors of the airline industry (passenger, cargo, charter)
o        US Airways put 44 additional Boeing aircraft for sale in July 2002


SLIDE 42

Aircraft Supply

Surplus Aircraft Available For Sale/Lease Worldwide


Fleet Type                 Units Available
                           For Sale/Lease
A320 Family                         41
A330                                8
B737/2s                             142
B737/3/4/5                          80
B737NG                              16
B757                                67
B767                                46
F100                                63
MD-80                               70
Total                               533


Source:  SpeedNews


SLIDE 43

Aircraft Supply

New Aircraft Orders/Options Have Also Been Substantially Reduced
Post-September 11th

[Graphic] Bar Graph, four bars showing Firm Order and Options in June 2001 and December 2001

June 2001

Bar 1             Firm Orders, 956
Bar 2             Options, 1,663

December 2001

Bar 3             Firm Orders, 844
Bar 4             Options, 1,195

Source: Air Transport Association


SLIDE 44

Aircraft Demand

Current Market Conditions

o    Excess aircraft supply across all fleet types and no demand
o Historically, independent appraiser values tend to lag the market by 9-15 months
o Deferred order positions for new aircraft will further reduce future demand

A fleet of common B737-300 aircraft from a quality operator have remained on the market for several months at asked monthly lease rates of $115,000


SLIDE 45

Seabury Market Assessment

Depressed Re-Sale/Lease Rates for All Aircraft


                             Aircraft Value            Monthly Lease Rate

                              $ millions                   $ thousands
B737-300                      $7.5 to $8.5                 $90.0 to $105.0
B737-400                      $9.5 to $11.0                $110.0 to $120.0
B757-200                      $17.0 to $19.0               $175.0 to $220.0
B767-200                      $18.5 to $19.5               $215.0 to $230.0

Assumes half-time condition for airframe/engines/components; fresh "C"-check (or equivalent); clearance of Airworthiness Directives; and is net of carrying, storage and remarketing fees/expenses.


SLIDE 46

Seabury Market Assessment

Remarketing Issues

o         Aircraft Age
o         Maintenance Condition
o         Transition Costs to Next Operator
o         FAA Airworthiness Directives
o         Marketing and Storage Costs
o         Carrying Costs
          -   Possible Average Remarketing Periods of 9-36 months


15%-25% additional capital investment typically required to effect a transaction


SLIDE 47

Seabury Market Assessment

Specific Boeing Aircraft May Be Impacted By Less Desirable Specifications

B737-300/400:
o        Older 1980's vintage are less desirable
o        Non-EFIS cockpit limits re-marketability
o        Only two North American operators of B737-400

B757-200:
o        Non-ETOPs aircraft limits re-marketability

B767-200:
o        200 series are the least desirable variant
o        Outdated In-Flight Entertainment Systems


SLIDE 48

Seabury Market Assessment

Resulting in Net Economic Realizable Value For All Aircraft
(As of June-July 2002)

                           Aircraft Value            Monthly Lease Rate
                           $ millions                $ thousands
B737-300                   $6.0 to $7.0              $75.0 to $90.0
B737-400                   $8.0 to $9.5              $90.0 to $100.0
B757-200                   $14.5 to $16.5            $150.0 to $185.0
B767-200                   $16.0 to $17.0            $180.0 to $195.0

Assumes owners must fund any shortfalls in half-time condition for airframe/engines/components; fresh "C"-check (or equivalent); clearance of Airworthiness Directives; and is net of estimated capital cost for remarketing period, storage and remarketing fees/expenses.


SLIDE 49

[Graphic] US Airways Logo

US AIRWAYS

Restructuring Milestones


SLIDE 50

US Airways' Restructuring Milestones Achieved Within a Compressed Timeframe


o        March '02       David N. Siegel Appointed New CEO
o        Mar/Apr         New Management Team Announced
o        April 18        Disclosure of Restructuring Plan and ASTB application
o        May 21          Restructuring Plan Presented to Lenders/Lessors
o        May 31          Consent Solicitation for Private Lease/Debt Issued
o        June 10         ATSB Loan Guarantee Application Filed


SLIDE 51

US Airways' Restructuring Milestones Achieved Within a Compressed Timeframe


o        June 24          Payment Deferrals on Non-Airbus Private Financings
o        June 27          ATSB Application Supplemented with "At-Risk Lenders"
o        July 1           Payment Deferrals Extended to Non-Airbus Public Debt
o        July 2           Tentative Agreement with AFA
o        July 10          ATSB Issues "Conditional Approval"
o        July 13          Tentative Agreement with ALPA
o        July 24          Codeshare Alliance with United Airlines Announced


SLIDE 52

[Graphic] US Airways Logo

US AIRWAYS



                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          US AIRWAYS GROUP, INC. (REGISTRANT)

Date: August 16, 2002                     By: /s/ Anita P. Beier
                                              --------------------------------
                                          Name:    Anita P. Beier
                                          Title:   Vice President and Controller
                                                   (Chief Accounting Officer)


                                          US AIRWAYS, INC. (REGISTRANT)


Date: August 16, 2002                     By: /s/ Anita P. Beier
                                              --------------------------------
                                          Name:    Anita P. Beier
                                          Title:   Vice President and Controller
                                                   (Chief Accounting Officer)